UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 25, 2008

Teleflex Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5353	23-1147939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

155 South Limerick Road, Limerick, Pennsylvania		19468
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-948-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At meetings of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Teleflex Incorporated (the "Company") and the Board held on February 25, 2008 and February 26, 2008, respectively, the Committee and the Board approved annual salary increases and compensation awards to certain of the Company's named executive officers, as described below.

(a) 2008 Salaries

The following named executive officers of the Company were granted an increase in annual salary, effective as of January 1, 2008. The annual salary for each of these officers is as follows:

Jeffrey P. Black - $900,000
Kevin K. Gordon - $427,500
Vince Northfield - $372,500
John B. Suddarth - $327,500

(b) 2007 Bonus Awards

Each of the following named executive officers of the Company was awarded a cash bonus for the fiscal year ended December 31, 2007 in the following amounts:

Jeffrey P. Black - $1,550,000
Kevin K. Gordon - $511,860
John B. Suddarth - $314,220
Vince Northfield - $267,350
John J. Sickler - $150,000

(c) Stock Option Awards

The Board approved stock option awards for each of the following named executive officers of the Company in the following amounts:

Jeffrey P. Black - 123,766
Kevin K. Gordon - 37,233
Vince Northfield - 25,613
John B. Suddarth - 22,519

The effective grant date of these stock option awards will be the third business day after the release of the Company's financial information for the fiscal year ended December 31, 2007. The options will vest in three equal annual installments beginning one year from the date of grant, and will have an exercise price per share equal to the average of the high and low sales prices of the Company's common stock on the date of grant, as reported on the New York Stock Exchange, rounded to the nearest $0.25.

(d) Restricted Stock Awards

The Board approved restricted stock awards for each of the following named executive officers of the Company in the following amounts:

Jeffrey P. Black - 16,611
Kevin K. Gordon - 4,997
Vince Northfield - 3,438
John B. Suddarth - 3,022

The effective date of grant of these restricted stock awards will be the third business day after the release of the Company's financial information for the fiscal year ended December 31, 2007. Each restricted stock award will vest in its entirety on the third anniversary of the date of grant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teleflex Incorporated

February 29, 2008	By:	Jeffrey P. Black

Name: Jeffrey P. Black
Title: Chairman, President and Chief Executive Officer